                                                                    EXHIBIT 99.1


                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                           Florsheim Group Inc. et al
                     The Florsheim Shoe Store Company - West
                  The Florsheim Shoe Store Company - Northeast
                      Florsheim Occupational Footwear, Inc.
                              L.J. O'Neill Shoe Co.

                             Case Number 02 B 08209
                             (Jointly Administrated)

                            Monthly Operating Report
                                  May 31, 2003

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


      CASE NAME: FLORSHEIM GROUP INC.          CASE NO. 02 B 08209
                 --------------------                   ----------


                            SUMMARY OF CASH ACCOUNTS



ENDING BALANCE IN:                                                          4/30/2003                   5/31/2003
                                                                          --------------              --------------
BT Commercial                                                             $      --                   $      --

Associated Bank                                                                20,493.51                   10,479.76

D'Ancona & Pflaum - Client
   Trust Account                                                              175,683.49                     --

Shaw Gussis Fishman Glantz Wolfman &
   Towbin LLC - Client Preference Account                                        --                       117,101.24
                                                                          --------------              --------------
TOTAL                                                                     $   196,177.00              $   127,581.00
                                                                          ==============              ==============

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                          CASH RECEIPTS - MAY 31, 2003


   Date                                                             BT COMMERCIAL  1)
   ----                                                             -------------
 5/1/2003                                                        $        --
 5/2/2003                                                          2,149,915.54    2)
 5/3/2003                                                                 --
 5/4/2003                                                                 --
 5/5/2003                                                                 --
 5/6/2003                                                                 --
 5/7/2003                                                                 --
 5/8/2003                                                                 --
 5/9/2003                                                                 --
5/10/2003                                                                 --
5/11/2003                                                                 --
5/12/2003                                                                  3.12    3)
5/13/2003                                                                 --
5/14/2003                                                                 --
5/15/2003                                                                 --
5/16/2003                                                                 --
5/17/2003                                                                 --
5/18/2003                                                                 --
5/19/2003                                                                 --
5/20/2003                                                                 --
5/21/2003                                                                 --
5/22/2003                                                                 --
5/23/2003                                                                 --
5/24/2003                                                                 --
5/25/2003                                                                 --
5/26/2003                                                                 --
5/27/2003                                                                 --
5/28/2003                                                                 --
5/29/2003                                                                 --
5/30/2003                                                                 --
5/31/2003                                                                 --
                                                                  -------------
TOTAL RECEIPTS                                                    $2,149,918.66
                                                                  =============





     NOTES:

     1) Certain wire payments are made directly into this account. The amounts are cleared daily to the loan account.

     2)   Proceeds from sale of Jefferson City, MO facility.

     3)   Interest income.

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                          CASH RECEIPTS - MAY 31, 2003


   DATE                                                        ASSOCIATED BANK
   ----                                                        ---------------
 5/1/2003                                                         $    --
 5/2/2003                                                              --
 5/3/2003                                                              --
 5/4/2003                                                              --
 5/5/2003                                                              --
 5/6/2003                                                              --
 5/7/2003                                                              --
 5/8/2003                                                              --
 5/9/2003                                                              --
5/10/2003                                                              --
5/11/2003                                                              --
5/12/2003                                                              --
5/13/2003                                                           5,193.81    1)
5/14/2003                                                              --
5/15/2003                                                           1,353.00    2)
5/16/2003                                                              --
5/17/2003                                                              --
5/18/2003                                                              --
5/19/2003                                                              --
5/20/2003                                                           1,995.00    3)
5/21/2003                                                              --
5/22/2003                                                              --
5/23/2003                                                              --
5/24/2003                                                              --
5/25/2003                                                              --
5/26/2003                                                              --
5/27/2003                                                               5.11    4)
5/28/2003                                                              --
5/29/2003                                                              --
5/30/2003                                                              --
5/31/2003                                                              --
                                                                  ----------
TOTAL RECEIPTS                                                    $ 8,546.92
                                                                  ==========


     NOTES:

     1) Includes net collections of accounts receivable, including amounts previously written off - $1,761.73, refund of insurance premiums $3,416.00.

     2)   Net collections of accounts receivable.

     3)   Proceeds from sale of equipment.

     4)   Vendor credit.

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                          CASH RECEIPTS - MAY 31, 2003

                                                                  D'ANCONA & PFLAUM
   DATE                                                         CLIENT TRUST ACCOUNT
   ----                                                         --------------------
 5/1/2003                                                          $     --
 5/2/2003                                                             5,250.00 1)
 5/3/2003                                                                --
 5/4/2003                                                                --
 5/5/2003                                                                --
 5/6/2003                                                                --
 5/7/2003                                                            10,000.00 1)
 5/8/2003                                                                --
 5/9/2003                                                                --
5/10/2003                                                                --
5/11/2003                                                                --
5/12/2003                                                                --
5/13/2003                                                            10,000.00 1)
5/14/2003                                                                --
5/15/2003                                                                --
5/16/2003                                                                --
5/17/2003                                                                --
5/18/2003                                                                --
5/19/2003                                                                --
5/20/2003                                                                --
5/21/2003                                                                --
5/22/2003                                                                --
5/23/2003                                                                --
5/24/2003                                                                --
5/25/2003                                                                --
5/26/2003                                                                --
5/27/2003                                                                --
5/28/2003                                                                --
5/29/2003                                                                --
5/30/2003                                                                --
5/31/2003                                                                --
                                                                   -----------
TOTAL RECEIPTS                                                     $ 25,250.00
                                                                   ===========


     1)   Preference recoveries.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                          CASH RECEIPTS - MAY 31, 2003

                                                           SHAW GUSSIS
   DATE                                                  PREFERENCE ACCT.
   ----                                                  ----------------
 5/1/2003                                                  $      --
 5/2/2003                                                         --
 5/3/2003                                                         --
 5/4/2003                                                         --
 5/5/2003                                                         --
 5/6/2003                                                         --
 5/7/2003                                                         --
 5/8/2003                                                         --
 5/9/2003                                                         --
5/10/2003                                                         --
5/11/2003                                                         --
5/12/2003                                                         --
5/13/2003                                                         --
5/14/2003                                                         --
5/15/2003                                                         --
5/16/2003                                                         --
5/17/2003                                                    117,120.99 1)
5/18/2003                                                         --
5/19/2003                                                         --
5/20/2003                                                         --
5/21/2003                                                         --
5/22/2003                                                         --
5/23/2003                                                         --
5/24/2003                                                         --
5/25/2003                                                         --
5/26/2003                                                         --
5/27/2003                                                         --
5/28/2003                                                         --
5/29/2003                                                         --
5/30/2003                                                         --
5/31/2003                                                         --
                                                           ------------
TOTAL RECEIPTS                                             $ 117,120.99
                                                           ============



     1)   Transfer from D'Ancona & Pflaum Client Trust Account.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                        CASH DISBURSEMENTS - MAY 31, 2003




FLORSHEIM GROUP INC.                                                       BT COMMERCIAL
                                                                           -------------
        PAYMENTS
        --------
        Transfer to Loan Account                                           $2,149,918.66

                                                                           -------------
        Total                                                              $2,149,918.66
                                                                           =============


Note - Wire payments made directly into this account are cleared daily to the revolving loan account.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                        CASH DISBURSEMENTS - MAY 31, 2003


FLORSHEIM GROUP INC.                                                     ASSOCIATED BANK
--------------------                                                     ---------------

        PAYMENTS
        --------
        Wholesale checks - see attached                                    $ 18,560.67
        Bank fees                                                                --
                                                                           -----------
        Total Funds Out                                                      18,560.67


        Transfer excess cash to BT Commercial                                    --

                                                                           -----------
        Total                                                              $ 18,560.67
                                                                           ===========

                              FLORSHEIM GROUP INC.
                                 CHECK REGISTER
                   FOR THE PERIOD MAY 1, 2003 TO MAY 31, 2003


--------------    -------------     -------------------------------------------     -----------------------   ----------------------
CHECK #           DATE              PAYEE                                           CASH ACCOUNT                             AMOUNT
--------------    -------------     -------------------------------------------     -----------------------   ----------------------
1147              5/2/2003          BENJAMIN S. ALVENDIA                            111040                                 $ 250.42
1148              5/2/2003          Void                                            111040                                        -
1149              5/2/2003          STEVE RHOADS                                    111040                                 1,200.00
1150              5/2/2003          JAMES FORD                                      111040                                 1,000.00
1151              5/2/2003          JAMES FORD                                      111040                                 1,000.00
1152              5/9/2003          AMEREN UE                                       111040                                     9.90
1153              5/9/2003          AMEREN UE                                       111040                                     4.95
1154              5/9/2003          AMEREN UE                                       111040                                     5.28
1155              5/9/2003          Ameren UE                                       111040                                 1,675.31
1156              5/9/2003          Ameren UE                                       111040                                    23.34
1157              5/9/2003          BAKER & MCKENZIE                                111040                                 1,116.00
1158              5/9/2003          BOWNE OF CHICAGO INC                            111040                                   490.00
1159              5/9/2003          CHARITON VALLEY TRISTAR COMMUNICATIONS          111040                                    14.00
1160              5/9/2003          F. TERRENCE BLANCHARD                           111040                                 5,885.64
1161              5/9/2003          MID-STATE WASTE                                 111040                                   501.48
1162              5/9/2003          MISSOURI-AMERICAN WATER                         111040                                   153.35
1163              5/9/2003          U.S. TRUSTEE                                    111040                                 3,750.00
1164              5/9/2003          U.S. TRUSTEE                                    111040                                   250.00
1165              5/9/2003          U.S. TRUSTEE                                    111040                                   250.00
1166              5/9/2003          U.S. TRUSTEE                                    111040                                   250.00
1167              5/9/2003          U.S. TRUSTEE                                    111040                                   250.00
1168              5/21/2003         Samuel J. Abrams                                111040                                   481.00
                                                                                                                         ----------
Total                                                                                                                    $18,560.67
                                                                                                                         ==========

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                     CASH DISBURSEMENTS - MAY 31, 2003, 2003

                                                                           D'ANCONA & PFLAUM
                                                                          CLIENT TRUST ACCOUNT
                                                                          --------------------
   DATE            PAYMENTS
   ----            --------
 5/7/2003          Terrence Blanchard                                          $   8,812.50
5/19/2003          Kronish & Lieb                                                 75,000.00
                                                                               ------------
                   Total                                                          83,812.50

5/21/2003          Transfer to Shaw Gussis Preference Account                    117,120.99
                                                                               ------------

                   Total Funds Out                                             $ 200,933.49
                                                                               ============

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                     CASH DISBURSEMENTS - MAY 31, 2003, 2003


                                              SHAW GUSSIS
                                          PREFERENCE ACCOUNT
                                          ------------------
   DATE            PAYMENTS
   ----            --------
5/21/2003          Bank Fees                    $ 19.75
                                                -------
                                                $ 19.75
                                                =======

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC. / CASE NUMBER 02 B 08209
                                  May 31, 2003

BT COMMERCIAL CORPORATION
LOAN ACCOUNT


                                                                                                             POST-PETITION
                                                                                                                  LOAN
    DATE                                      PAYMENTS                               BORROWINGS                 BALANCE
    ----                                      --------                               ----------                 -------
OPENING BALANCE                                                                                             $9,095,647.29
  5/1/2003                              $        --                                $    --                   9,095,647.29
  5/2/2003                                2,149,915.54  1)                              --                   6,945,731.75
  5/3/2003                                       --                                     --                   6,945,731.75
  5/4/2003                                       --                                     --                   6,945,731.75
  5/5/2003                                       --                                     --                   6,945,731.75
  5/6/2003                                       --                                  5,331.25 3)             6,951,063.00
  5/7/2003                                       --                                     --                   6,951,063.00
  5/8/2003                                       --                                     --                   6,951,063.00
  5/9/2003                                       --                                     --                   6,951,063.00
 5/10/2003                                       --                                     --                   6,951,063.00
 5/11/2003                                       --                                     --                   6,951,063.00
 5/12/2003                                        3.12  2)                              --                   6,951,059.88
 5/13/2003                                       --                                     --                   6,951,059.88
 5/14/2003                                       --                                     --                   6,951,059.88
 5/15/2003                                       --                                     --                   6,951,059.88
 5/16/2003                                       --                                     --                   6,951,059.88
 5/17/2003                                       --                                     --                   6,951,059.88
 5/18/2003                                       --                                     --                   6,951,059.88
 5/19/2003                                       --                                     --                   6,951,059.88
 5/20/2003                                       --                                     --                   6,951,059.88
 5/21/2003                                       --                                     --                   6,951,059.88
 5/22/2003                                       --                                     --                   6,951,059.88
 5/23/2003                                       --                                     --                   6,951,059.88
 5/24/2003                                       --                                     --                   6,951,059.88
 5/25/2003                                       --                                     --                   6,951,059.88
 5/26/2003                                       --                                     --                   6,951,059.88
 5/27/2003                                       --                                     --                   6,951,059.88
 5/28/2003                                       --                                     --                   6,951,059.88
 5/29/2003                                       --                                     --                   6,951,059.88
 5/30/2003                                       --                                     --                   6,951,059.88
 5/31/2003                                       --                                     --                  $6,951,059.88

                                        --------------                             ----------
Total                                   $ 2,149,918.66                             $ 5,331.25
                                        ==============                             ==========

     NOTES:

     1)   Proceeds from sale of Jefferson City, MO facility.

     2)   Interest income.

     3)   Payment of legal fees - Piper Rudnick.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


     CASE NAME: FLORSHEIM GROUP INC.          CASE NO. 02 B 08209
                --------------------                   ----------


                          STATEMENT OF AGED RECEIVABLES

                        FOR THE MONTH ENDED MAY 31, 2003

ACCOUNTS RECEIVABLE:

             Beginning of Month Balance                                    $ 361,187
                                                                           ----------

             Add: Sales on Account                                               --
                                                                           ----------

             Less: Collections                                                (3,115)
                                                                           ----------

             Adjustments                                                        (742)
                                                                           ----------

             End of the Month Balance                                      $ 357,330
                                                                           ==========

     Note - All accounts receivable are fully reserved.

              0-30                 31-60                 61-90                 OVER 90            END OF MONTH
              DAYS                  DAYS                  DAYS                  DAYS                  TOTAL
          ------------          ------------          ------------          ------------          ------------
          $       --            $       --            $        --           $    357,330          $    357,330
          ============          ============          ============          ============          ============



                      ACCOUNTS PAYABLE AGING - MAY 31, 2003

                               0-30                31-60                61-90               OVER 90          END OF MONTH
                               DAYS                 DAYS                 DAYS                DAYS               TOTAL
                            ----------           ----------           ----------          ----------          ----------
Wholesale                   $  (29,816)          $  (16,770)          $    8,956          $1,011,972          $  974,342

Retail                            --                   --                   --                70,752              70,752

                            ----------           ----------           ----------          ----------          ----------
Total                       $  (29,816)          $  (16,770)          $    8,956          $1,082,724          $1,045,094
                            ==========           ==========           ==========          ==========          ==========



* The aging is driven off the original invoice date, which does not reflect receipt of goods or services and accordingly the invoice due date.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


     CASE NAME: FLORSHEIM GROUP INC.       CASE NO. 02 B 08209
                --------------------                ----------

                                TAX QUESTIONNAIRE

                          FOR MONTH ENDING MAY 31, 2003

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

          1.  Federal Income Taxes                         Yes (x)                        No (  )
          2.  FICA withholdings                            Yes (x)                        No (  )
          3.  Employee's withholdings                      Yes (x)                        No (  )
          4.  Employer's FICA                              Yes (x)                        No (  )
          5.  Federal Unemployment Taxes                   Yes (x)                        No (  )
          6.  State Income Taxes                           Yes (x)                        No (  )
          7.  State Employee withholdings                  Yes (x)                        No (  )
          8.  All other state taxes                        Yes (x)                        No (  )


If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



DECLARATION UNDER PENALTY OF PERJURY


I, F. Terrence Blanchard, acting as the duly authorized agent for the Debtor in Possession (Trustee) declare under the penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.




                            /s/ F. Terrence Blanchard
                            --------------------------------
                            For the Debtor In Possession (Trustee)



                            Print or type name and capacity of person signing this Declaration:

                            F. Terrence Blanchard
                            --------------------------------

                            President and Chief Financial Officer
                            Florsheim Group Inc.

DATED: June 23, 2003